UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Twilio Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
TWILIO INC.
2021 Annual Meeting
Vote by June 15, 2021
11:59 PM EDT

TWILIO INC. 101 SPEAR STREET, FIRST FLOOR SAN FRANCISCO, CALIFORNIA 94105

D53062-P50631

You invested in TWILIO INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021.

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you must request a copy by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is NO charge for requesting a copy of the voting material(s). Unless requested, you will not otherwise receive a paper or email copy.

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The company will be hosting the meeting live via the Internet this year at the website address listed above. Please check the proxy materials for instructions on how to access and vote before or at the meeting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting, as described in the more complete proxy materials available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	Election of Class II Directors

Nominees:

	01) Jeff Lawson	For
02) Byron Deeter
03) Jeffrey Epstein

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3.	Approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	For
NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D53063-P50631